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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          APRIL 5, 2001 (APRIL 5, 2001)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                          MARVELL TECHNOLOGY GROUP LTD.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            BERMUDA                              1-10959                           77-0481679
(STATE OR OTHER JURISDICTION OF         (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)

                                 RICHMOND HOUSE
                                    3RD FLOOR
                              12 PAR LA VILLE ROAD
                                 HAMILTON HM DX
                                     BERMUDA
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (441) 296-6395


                                       N/A
         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS.

     On April 5, 2001, the Registrant issued a press release updating its first quarter and fiscal 2002 outlook. Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the April 5, 2001 press release.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit     Description
--------    ---------------
99.1        Press Release dated April 5, 2001.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  April 5, 2001

                                       MARVELL TECHNOLOGY GROUP LTD.


                                       By: /s/  George Hervey
                                           -------------------------------------
                                           George Hervey
                                           Vice President of Finance and
                                           Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.                          Document
-----------                          --------
Exhibit 99.1              Press Release issued April 5, 2001.
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